Supplement Dated September 3, 2014 to your Prospectus Dated May 1, 2014

On August 21, 2014, The Board of Trustees of the JPMorgan Insurance Trust approved the termination and liquidation of JPMorgan Insurance Trust Equity Index Portfolio, JPMorgan Insurance Trust MidCap Growth Portfolio and JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolios”). The liquidations are anticipated to occur at the close of business on or about December 12, 2014.

PORTFOLIOS CLOSING TO NEW OR SUBSEQUENT PREMIUMS AND TRANSFERS OF CONTRACT VALUE AT THE CLOSE OF BUSINESS ON OR ABOUT DECEMBER 1, 2014 IN CONTEMPLATION OF THE LIQUIDATION OF THE PORTFOLIOS AT THE CLOSE OF BUSINESS ON OR ABOUT DECEMBER 12, 2014

In contemplation of the liquidations of the Portfolios scheduled to take place at the close of business on or about December 12, 2014, effective at the close of business on December 12, 2014, the Portfolios will be closed to new or subsequent Premium Payments and transfers of Contact Value.

As a result, certain administrative programs will be impacted by the December 1, 2014 Portfolio closures and the December 12, 2014 Portfolio liquidations. Specifically,

•                  Dollar Cost Averaging (DCA) and InvestEase®: If you are enrolled in a DCA or InvestEase program that includes one or more of the Portfolios, you must provide us alternative allocation instructions prior to December 1, 2014. If you do not provide alternative allocation instructions prior to December 1, 2014, your DCA and/or InvestEase transaction will be considered not In Good Order and will not be processed.

•                  Asset Rebalancing Program: If you are enrolled in an Asset Rebalancing Program that includes one or more of the Portfolios you may provide us alternative instructions prior to December 1, 2014. If you do not provide us alternative instructions prior to December 1, 2014, we will automatically update your Asset Rebalancing Program to replace the relevant Portfolio with the Invesco V.I. Money Market Fund Sub-Account at the close of business on or about December 1, 2014.

•                  Automatic Income Program: If you are enrolled in an Automatic Income Program that includes one or more of the Portfolios, your income payments will continue to come out of the Portfolio(s) until the Portfolio(s) liquidate on December 12, 2014. Upon the liquidation of the Portfolios, all Contract Value in the Portfolios will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the relevant Portfolio with the Invesco V.I. Money Market Fund Sub-Account, unless you provide us alternative instructions prior to December 12, 2014.

•                  Asset Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Asset Allocation Model that includes one or more of the Portfolios, the model will be automatically updated on December 1, 2014 to replace the relevant Portfolio with the Invesco V.I. Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

FUND LIQUIDATING AT THE CLOSE OF BUSINESS ON OR ABOUT DECEMBER 12, 2014

As disclosed above, the Portfolios are closing to new Premium Payments and allocations of Contract Value at the close of business on or about December 1, 2014 in contemplation of the Portfolios liquidating at the close of business on or about December 12, 2014. Effective as of the close of business on or about December 12, 2014, any Contract Value allocated to the relevant Portfolio will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account.

Upon completion of the liquidations of the Portfolios, all references to the Portfolios in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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